Filed Pursuant to Rule 497(a)

File No. 333-202531

Rule 482ad

FIDUS INVESTMENT CORPORATION

$43,478,275

5.875% Notes Due 2023

Pricing Term Sheet

January 30, 2018

The following sets forth the final terms of the 5.875% Notes due 2023 (the “Notes”) and should only be read together with the preliminary prospectus supplement dated January 30, 2018, together with the accompanying prospectus dated April 19, 2017, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	Fidus Investment Corporation (the “Company”)

Title of the Securities:	5.875% Notes due 2023 (the “Notes”)

Expected Rating:*	Egan-Jones Ratings Company: A-

Initial Aggregate Principal Amount Being Offered:	$43,478,275

Over-Allotment Option:	$6,521,725 aggregate principal amount of Notes within 30 days of the date hereof solely to cover over-allotments, if any.

Initial Public Offering Price:	100% of aggregate principal amount ($25 per Note)

Principal Payable at Maturity:	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the trustee, paying agent, and security registrar for the Notes or at such other office as the Company may designate.

Type of Note:	Fixed rate note

Listing:	The Company intends to list the Notes on The Nasdaq Global Select Market within 30 days of the original issue date under the trading symbol “FDUSL”.

Stated Maturity Date:	February 1, 2023

Interest Rate:	5.875% per year

Underwriting Discount:	3% (or $1,304,348 total assuming the over-allotment option is not exercised)

Net Proceeds to the Issuer, before Expenses:	97% (or $42,173,927 total assuming the over-allotment option is not exercised)

Day Count Basis:	360-day year of twelve 30-day months

Trade Date:	January 30, 2018

Settlement Date:**	February 2, 2018 (T+3)

Date Interest Starts Accruing:	February 2, 2018

Interest Payment Dates:	Every February 1, May 1, August 1 and November 1, commencing May 1, 2018. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Interest Periods:	The initial interest period will be the period from and including February 2, 2018, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Specified Currency:	U.S. Dollars

Denominations:	The Company will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.

Business Day:	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York or another place of payment are authorized or obligated by law or executive order to close.

Optional Redemption:	The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after February 1, 2020, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to the date fixed for redemption.

CUSIP / ISIN:	316500 206 / US3165002060

Use of Proceeds:	The Company intends to use the net proceeds from the offering to repay outstanding indebtedness under its credit facility. However, the Company may re-borrow under its credit facility and use such borrowings to invest in lower middle-market companies in accordance with its investment objective and strategies and for working capital and general corporate purposes. After giving effect to the offering and the use of the net proceeds therefrom to repay outstanding indebtedness under its credit facility (and assuming no exercise of the over-allotment option), the Company will have under its credit facility $8.2 million of indebtedness outstanding and $41.8 million available to be drawn. An affiliate of ING Financial Markets LLC, an underwriter in the offering, is the administrative agent and lender under the Company’s credit facility. As such, such affiliate will receive a portion of the net proceeds of the offering.

Bookrunning Manager:	Keefe, Bruyette & Woods, Inc.

Co-Leads:	Janney Montgomery Scott LLC and Oppenheimer & Co. Inc.

Co-Managers:	B. Riley FBR, Inc., BB&T Capital Markets, a division of BB&T Securities LLC, Ladenburg Thalmann & Co. Inc. and ING Financial Markets LLC

Trustee, Paying Agent, and Security Registrar:	U.S. Bank National Association

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**	Under Rule 15c6-1 of the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes on the date of pricing or the next two succeeding business days will be required, by virtue of the fact that the Notes initially will settle T+3, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes on the date of pricing or the next two succeeding business days should consult their own advisor

This pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and the pricing press release are not offers to sell or the solicitation of offers to buy, nor will there be any sale of the Notes referred to in this press release, in any jurisdiction where such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the U.S. Securities and Exchange Commission. The offering may be made only by means of a prospectus and a related preliminary prospectus supplement, copies of which may be obtained, when available, from Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, (telephone number: 1-800-966-1559). Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement and accompanying prospectus contain this and other information about the Company and should be read carefully before investing.